Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



VALUE EQUITY

(Value Equity Artwork)

Semiannual Report
2002

DELAWARE
Decatur Equity Income Fund












[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

A Commitment
   to Our Investors


Experience
[ ] Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

[ ] We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
[ ] We strive to deliver consistently good performance in all asset classes.

[ ] We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
[ ] We are committed to providing the highest standards of client service.

[ ] You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

[ ] We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
[ ] Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

[ ] We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $87 billion in assets as of June 30, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.


Table
  of Contents

Letter to Shareholders                                          1

Portfolio Management Review                                     3

At Delaware                                                     5

Performance Summary                                             6

Financial Statements:

  Statement of Net Assets                                       7

  Statement of Operations                                       9

  Statements of Changes in Net Assets                          10

  Financial Highlights                                         11

  Notes to Financial Statements                                15

Letter                                       Delaware Decatur Equity Income Fund
  to Shareholders                            June 11, 2002


Recap of Events
During the six months ended May 31, 2002, the economy showed signs of renewed strength after a brief and mild recession that appeared to end in November.

In the first quarter of 2002, the U.S. economy grew by an annualized rate of 6.1% as measured by Gross Domestic Product (GDP). However, unemployment rates continued to rise, peaking at a 7 1/2 year high of 6% in April. Meanwhile, corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive interest rate cuts (11 reductions to the fed funds interest rate throughout 2001) seem to be taking effect. It can take nine months or longer for interest rate reductions to be felt throughout the economy. However, the effects have yet to be reflected in rising corporate profits or renewed investor confidence. Complicating things is the skepticism investors have displayed regarding corporate accounting practices in the aftermath of the Enron meltdown and discouraging revelations elsewhere. Clearly, it will take time to shake off the negativity surrounding market news coming out of this very difficult period.

Delaware Decatur Equity Income Fund returned +0.46% for the six-month period ended May 31, 2002 (Class A shares at net asset value with distributions reinvested). The Fund outperformed the -5.67% taken by the Standard & Poor's 500 Index and the -1.90% decline of the S&P 500/BARRA Value Index during the period. However, performance trailed the return of its peer group, the Lipper Equity Income Funds Average, for the period.

These tame six-month figures mask the market's tremendous volatility, as investors seemed to vacillate between eager anticipation of economic revival and a lack of faith regarding corporate accounting activities.

Market Outlook
We continue to expect a lot of volatility, as investors remain skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties. Investors will need compelling reasons to begin buying and holding stocks again, which should happen naturally once corporations begin reporting profit growth amidst the economic recovery.



Total Return
For the period ended May 31, 2002                           Six Months
Delaware Decatur Equity Income Fund-- Class A Shares          +0.46%
Lipper Equity Income Funds Average (209 funds)                +0.77%
Standard & Poor's 500 Index                                   -5.67%
S&P 500/BARRA Value Index                                     -1.90%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper Equity Income Funds Average represents the average return of equity income funds tracked by Lipper (Source: Lipper Inc.). The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The S&P 500/BARRA Value Index tracks those S&P 500 companies with low ratios of book value to market capitalization. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Barring an energy crisis or a worsening of the situation in the Middle East, we think investors could see strong earnings improvements in the second half of 2002, within the context of a fairly modest economic recovery. Ultimately, we expect that steady economic growth, low inflation, low interest rates and high levels of productivity all point to improved profitability ahead. Due to the modest expected rate of economic recovery, we currently do not expect to see any fed funds rate increases for at least several months.

Overall, we see plenty of investment opportunities beginning to unfold. We expect that long-term investors will continue to benefit from the broad diversification and conservative, value-oriented investment style that Delaware Decatur Equity Income Fund offers. Thank you for your continued confidence in, and commitment to, Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                    Delaware Decatur Equity Income Fund
  Management Review                          June 11, 2002


Fund Manager
John B. Fields
Senior Portfolio Manager

The Fund's Results
Since late last year, following the events of September 11, we have believed that a sustainable, if not exactly robust, economic recovery was about to develop.

The first credible signs of that recovery were showing up by early spring. Accordingly, we have positioned the portfolio to take advantage of an economic recovery, remaining of course within the framework of how we manage the Fund.

For the six months ended May 31, 2002, this approach led Delaware Decatur Equity Income Fund to a return of +0.46% (Class A shares at net asset value with distributions reinvested) while the Standard & Poor's 500 Index declined by -5.67% and the S&P 500/BARRA Value Index was down -1.90% over the same period.

The investment process we follow allows us to invest primarily in securities that provide high current income and capital appreciation for shareholders. Delaware Decatur Equity Income Fund is typically invested primarily in dividend-paying equity securities, and occasionally will own some corporate bonds.

We take a value-oriented investment approach, focusing primarily on stocks with current dividend yields greater than the S&P 500 Index and/or companies that have repurchased a significant number of shares over the previous year.

Portfolio Highlights
As we positioned the Delaware Decatur Equity Income Fund for an economic recovery, the portfolio became more heavily weighted than its benchmark in economically sensitive stocks while exposure was reduced to more conservative stocks that tend to have less earnings exposure to the macroeconomic cycle. We have also continued our emphasis on stocks of Old Economy companies that have applied the technological breakthroughs of the last few years to become more efficient and competitive. We believe such companies are generally poised to deliver significantly improved earnings later this year.

The Fund benefited substantially by being overweight versus the benchmark in the basic industry and consumer cyclicals sectors and underweighting the telephone utility, telecommunications and technology sectors as well as consumer durables. Specific stocks that performed well include International Paper, General Motors, Gannett, Wells Fargo and Allstate. These attractively valued stocks have been early beneficiaries of an improving economy.

"WE HAVE CONTINUED OUR EMPHASIS ON STOCKS OF OLD ECONOMY COMPANIES THAT HAVE APPLIED THE TECHNOLOGICAL BREAKTHROUGHS OF THE LAST FEW YEARS TO BECOME MORE EFFICIENT AND COMPETITIVE."

The Fund's performance was hurt by earnings disappointments in the drug and pharmaceutical area. Bristol-Myers Squibb and Schering-Plough in particular detracted from performance, as they missed earnings targets and investors became focused on patent expirations.

More generally, the most significant negative influence on performance was the spillover from Enron, which involved concerns that other large, complex companies such as Tyco, Citigroup, and General Electric, that we held in the Fund, could be harboring a major negative surprise.

We held Tyco stock for just a brief period. We still own GE and Citigroup, however, and believe the market has overreacted with regard to those two companies. We are looking for opportunities among similar situations: stocks of large, multi-industry companies that may be depressed, yet exhibit quality financial characteristics. We are also beginning to see attractive long-term valuations developing among drug and pharmaceutical companies.

Outlook
We expect volatility to continue, as uncertainty persists regarding corporate sales and profitability. In addition, it will take some time for the market to fully regain its confidence in a post-Enron world.

However, we expect to see earnings improve by the fall of 2002 as a modest economic recovery takes hold. We are paying particular attention to the situation in the Middle East and its effect on oil prices. Significantly higher energy prices could stifle a recovery. However, we see no need to make changes to the portfolio at this time based on potential events. We continue to expect strong benefits from having a well-structured and well-diversified portfolio.

Delaware Decatur Equity Income Fund
Top 10 Holdings
As of May 31, 2002

                              Percentage                                            Dividend
Company                      of Portfolio      Industry                             Yield*
---------------------------------------------------------------------------------------------------
 1.  J.P. Morgan Chase           2.06%         Banking & Finance                     4.16%
---------------------------------------------------------------------------------------------------
 2.  General Mills               2.05%         Food, Beverage & Tobacco              2.53%
---------------------------------------------------------------------------------------------------
 3.  Exxon Mobil                 2.03%         Energy                                2.36%
---------------------------------------------------------------------------------------------------
 4.  Bank of New York            2.03%         Banking & Finance                     2.24%
---------------------------------------------------------------------------------------------------
 5.  Dominion Resources          2.01%         Utilities                               N/A
---------------------------------------------------------------------------------------------------
 6.  General Motors              2.00%         Automobiles & Automotive Parts        3.50%
---------------------------------------------------------------------------------------------------
 7.  SBC Communications          1.98%         Telecommunications                    3.18%
---------------------------------------------------------------------------------------------------
 8.  Anheuser-Busch              1.91%         Food, Beverage & Tobacco              1.36%
---------------------------------------------------------------------------------------------------
 9.  Marsh & McLennan            1.90%         Insurance                             2.40%
---------------------------------------------------------------------------------------------------
 10. Air Products & Chemicals    1.82%         Chemicals                             1.69%
---------------------------------------------------------------------------------------------------

*Source: Bloomberg

--------------------------------------------------------------------------------
Dividends Reversing Trend

After generally trending downward since the early 1980's, corporate dividend payments moved higher in 2001, even as corporate profits collapsed during the recession (Source: Wall Street Journal Market Data Group). In the first quarter of 2002, dividends paid by American companies were 27% higher than in the same quarter in 1999 (Source: U.S. Department of Commerce).

The trend suggests that many U.S. corporations have generally begun to favor returning profits to shareholders. During the 1990's investment boom, when the average dividend yield for the 30 stocks in the Dow Jones Industrial Average reached a low of less than two percent (Source: Wall Street Journal Market Data Group), companies often shunned dividend payments and chose instead to aggressively reinvest profits in equipment and future growth. According to a recent study by economists at Rice University, the percentage of corporate profits currently being returned to shareholders --when both dividends and share repurchases are included-- is nearing levels last seen during the 1980's.

What it means for your Fund
While past performance is no guarantee of future results, historic data show that a universe of stocks with above average dividend yields and/or significant share buyback activity delivers above-average return and below-average risk over the long term. To capitalize on this, Delaware Decatur Equity Income Fund's management team screens and ranks the large-cap stock universe based on current dividend yields and share buybacks as a part of its investment process.

Rising dividends have various implications for the U.S. economy and corporate attitudes toward accounting and profitability. For your Fund, with its focus on companies generating strong free cash flow, the trend signals that the pool of securities from which management selects could be expanded in future months.
--------------------------------------------------------------------------------

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

[ ] Astute security selection is essential when seeking a performance advantage.

[ ] Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

Five Specialized Centers of Expertise
While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

[ ] U.S. growth equity
[ ] U.S. value equity
[ ] U.S. fixed income
[ ] International and global
[ ] U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

The Independent Research Advantage
Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

                                                            [Graphic Omitted]
                                                            e:delivery logo
Delaware eDelivery

Want to reduce paper clutter?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.

If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
  Decatur Equity Income Fund

Fund Basics
As of May 31, 2002
------------------------------------------------
Fund Objective:
The Fund seeks high current income and capital
appreciation.
------------------------------------------------
Total Fund Net Assets:
$1.24 billion
------------------------------------------------
Number of Holdings:
82
------------------------------------------------
Fund Start Date:
March 18, 1957
------------------------------------------------
Your Fund Manager:
John B. Fields has 33 years' experience in
investment management. He holds a bachelor's
degree and an MBA from Ohio State University.
Before joining Delaware Investments in 1992,
he was Director of Domestic Equity Risk
Management at DuPont. Mr. Fields is a CFA
charterholder.
------------------------------------------------
Nasdaq Symbols:
Class A  DELDX
Class B  DEIBX
Class C  DECCX


Fund Performance
Average Annual Total Returns
Through May 31, 2002                                          Lifetime   10 Years    Five Years   One Year
----------------------------------------------------------------------------------------------------------
Class A (Est. 3/18/57)
Excluding Sales Charge                                        +11.61%     +10.66%       +4.83%      -6.09%
Including Sales Charge                                        +11.46%     +10.01%       +3.60%     -11.50%
----------------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                                         +9.80%                   +4.03%      -6.80%
Including Sales Charge                                         +9.80%                   +3.75%     -11.43%
----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                         +8.26%                   +4.03%      -6.76%
Including Sales Charge                                         +8.26%                   +4.03%      -7.68%
----------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 3/18/57), 10-year, five-year, and one-year periods ended May 31, 2002 for Delaware Decatur Equity Income Fund's Institutional Class were +11.64%, +10.84%, +5.08%, and -5.86%, respectively. Institutional Class shares were first made available on January 13, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to January 13, 1994 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The 30-day SEC yields for A, B, C, and Institutional Class shares were 0.92%, 0.23%, 0.22%, and 1.22%, respectively, as of May 31, 2002.

Nasdaq Institutional Class symbol: DEDIX

Statement                                    Delaware Decatur Equity Income Fund
  of Net Assets                              May 31, 2002 (Unaudited)


                                                       Number of       Market
                                                        Shares         Value

Common Stock - 98.62%
Aerospace & Defense - 2.52%
*Boeing                                                 253,000     $ 10,790,450
 Honeywell International                                363,100       14,124,590
 Textron                                                134,700        6,320,124
                                                                    ------------
                                                                      31,235,164
                                                                    ------------
Automobiles & Automotive Parts - 2.00%
*General Motors                                         397,900       24,729,485
                                                                    ------------
                                                                      24,729,485
                                                                    ------------
Banking & Finance - 19.76%
 Bank of America                                        284,482       21,566,580
 Bank of New York                                       691,300       25,094,190
*Bear Stearns                                           259,500       15,582,975
 Charter One Financial                                  253,300        9,169,460
 Citigroup                                              411,500       17,768,570
 Fannie Mae                                             263,200       21,058,632
 FleetBoston Financial                                  629,200       22,173,008
 J.P. Morgan Chase                                      710,890       25,556,496
 Lehman Brothers Holdings                               204,200       12,456,200
 Mellon Financial                                       518,400       19,232,640
*Morgan Stanley Dean Witter                             259,300       11,787,778
 PNC Financial Services Group                           170,300        9,579,375
 U.S. Bancorp                                           722,400       17,084,760
 Wells Fargo                                            314,900       16,500,760
                                                                    ------------
                                                                     244,611,424
                                                                    ------------
Cable, Media & Publishing - 1.71%
 Gannett                                                159,000       12,052,200
 Knight Ridder                                          138,600        9,124,038
                                                                    ------------
                                                                      21,176,238
                                                                    ------------
Chemicals - 3.94%
 Air Products & Chemicals                               449,600       22,547,440
 Dow Chemical                                           377,200       12,575,848
 duPont (E.I.)deNemours                                 260,300       11,973,800
 Rohm & Haas                                             44,600        1,680,528
                                                                    ------------
                                                                      48,777,616
                                                                    ------------
Computers & Technology - 5.29%
 Adobe Systems                                          302,300       10,913,030
 Automatic Data Processing                              234,600       12,180,432
 First Data                                             128,300       10,161,360
 International Business Machines                        182,400       14,674,080
+Oracle                                               2,215,500       17,502,450
                                                                    ------------
                                                                      65,431,352
                                                                    ------------
Consumer Products - 4.67%
 3M                                                     151,200       18,965,016
*International Flavors & Fragrances                     159,000        5,415,540
 Kimberly-Clark                                         239,600       15,554,832
 Procter & Gamble                                       200,600       17,963,730
                                                                    ------------
                                                                      57,899,118
                                                                    ------------

                                                       Number of       Market
                                                        Shares         Value

Common Stock (continued)
Electronics & Electrical Equipment - 3.90%
*Eaton                                                   121,900    $  9,851,958
 General Electric                                        540,300      16,824,942
+National Semiconductor                                  381,600      11,715,120
 Raytheon                                                222,800       9,847,760
                                                                    ------------
                                                                      48,239,780
                                                                    ------------
Energy - 9.59%
 Baker Hughes                                            289,100      10,595,515
 Burlington Resources                                    452,200      18,359,320
 ChevronTexaco                                           155,500      13,567,375
*Diamond Offshore Drilling                               348,300      11,748,159
*EOG Resources                                           301,800      12,373,800
 Exxon Mobil                                             628,726      25,105,029
 Kerr-McGee                                              302,700      17,583,843
 Royal Dutch Petroleum ADR                               171,300       9,421,500
                                                                    ------------
                                                                     118,754,541
                                                                    ------------
Food, Beverage & Tobacco - 7.12%
 Anheuser-Busch                                          457,400      23,606,414
 General Mills                                           557,500      25,366,250
 Heinz (H.J.)                                            299,400      12,164,622
 PepsiCo                                                 280,300      14,569,994
 Sysco                                                   446,600      12,437,810
                                                                    ------------
                                                                      88,145,090
                                                                    ------------
Healthcare & Pharmaceuticals - 7.38%
 Abbott Laboratories                                     299,500      14,226,250
 Bristol-Myers Squibb                                    657,700      20,467,624
*HCA                                                     398,200      19,563,566
 Merck & Company                                         262,000      14,960,200
 Pharmacia                                               285,800      12,343,702
 Schering-Plough                                         371,800       9,834,110
                                                                    ------------
                                                                      91,395,452
                                                                    ------------
Industrial Machinery - 1.59%
 Caterpillar                                             183,500       9,591,545
 Deere & Co.                                             214,300      10,072,100
                                                                    ------------
                                                                      19,663,645
                                                                    ------------
Insurance - 7.61%
 Allstate                                                316,100      12,163,528
 Chubb                                                   286,900      21,563,404
 Jefferson-Pilot                                         193,400       9,207,774
 John Hancock Financial Services                         429,200      15,747,348
 Marsh & McLennan                                        233,000      23,509,700
 XL Capital Ltd.- Class A                                135,400      11,985,608
                                                                    ------------
                                                                      94,177,362
                                                                    ------------
Leisure, Lodging & Entertainment - 2.52%
*Starwood Hotels & Resorts Worldwide                     286,800      10,149,852
*Walt Disney                                             919,500      21,065,745
                                                                    ------------
                                                                      31,215,597
                                                                    ------------
Metals & Mining - 1.20%
 Alcoa                                                   425,600      14,887,488
                                                                    ------------
                                                                      14,887,488
                                                                    ------------

Statement                                    Delaware Decatur Equity Income Fund
  of Net Assets (continued)

                                                       Number of       Market
                                                        Shares         Value

Common Stock (continued)
Paper & Forest Products - 2.25%
*International Paper                                    357,718    $  15,417,646
 Weyerhaeuser                                           189,400       12,405,700
                                                                   -------------
                                                                      27,823,346
                                                                   -------------
Retail - 5.73%
+Federated Department Stores                            359,100       14,870,331
+Kroger                                                 733,500       16,393,725
 McDonald's                                             604,700       18,104,718
 Sears, Roebuck                                         189,700       11,201,785
 Target                                                 248,500       10,300,325
                                                                   -------------
                                                                      70,870,884
                                                                   -------------
Telecommunications - 4.64%
*Alltel                                                 191,800        9,875,782
 BellSouth                                              285,400        9,498,112
 SBC Communications                                     716,364       24,564,135
 Verizon Communications                                 315,136       13,550,848
                                                                   -------------
                                                                      57,488,877
                                                                   -------------
Textiles, Apparel & Furniture - 1.13%
 Newell Rubbermaid                                      410,000       14,001,500
                                                                   -------------
                                                                      14,001,500
                                                                   -------------
Utilities - 4.07%
 Dominion Resources                                     384,000       24,875,520
*FPL Group                                              207,500       13,070,425
 Public Service Enterprises                             274,300       12,420,304
                                                                   -------------
                                                                      50,366,249
                                                                   -------------
Total Common Stock (cost $1,121,988,147)                           1,220,890,208
                                                                   -------------

                                                     Principal
                                                       Amount
Repurchase Agreements - 0.81%
With BNP Paribas 1.77% 6/3/02
  (dated 5/31/02, collateralized
  by $2,817,000 U.S. Treasury Bills
  due 6/6/02, market value $2,816,577
  and $249,000 U.S. Treasury Notes
  6.00% due 7/31/02, market
  value $255,626 and $220,000
  U.S. Treasury Notes 5.75% due
  4/30/03, market value $228,270
  and $346,000 U.S. Treasury
  Notes 5.75% due 8/15/03, market
  value $364,976 and $165,000
  U.S. Treasury Notes 7.50% due
  2/15/05, market value $185,430
  and $134,000 U.S. Treasury Notes
  6.50% due 5/15/05, market
  value $144,810).                                   $3,908,000        3,908,000
With J. P. Morgan Securities 1.72%
  6/3/02 (dated 5/31/02, collateralized
  by $2,293,000 U.S. Treasury Notes
  3.25% due 5/31/04, market
  value $2,296,360).                                  2,251,000        2,251,000

                                                     Principal         Market
                                                       Amount          Value


Repurchase Agreements (continued)
With UBS Warburg 1.76% 6/3/02
  (dated 5/31/02, collateralized
  by $462,000 U.S. Treasury
  Notes 5.50% due 1/31/03, market
  value $481,329 and $3,322,000
  U.S. Treasury Notes 5.75%
  due 8/15/03, market value
  $3,505,942)                                        $3,908,000  $    3,908,000
                                                                 --------------
Total Repurchase Agreements
  (cost $10,067,000)                                                 10,067,000
                                                                 --------------
Total Market Value of Securities - 99.43%
  (cost $1,132,055,147)                                           1,230,957,208
Receivables and Other Assets Net
  of Liabilities - 0.57%                                              7,072,783
                                                                 --------------
Net Assets Applicable to 74,292,187 Shares
  Outstanding - 100.00%                                          $1,238,029,991
                                                                 --------------
Net Asset Value - Delaware Decatur Equity Income
  Fund Class A ($1,077,969,860 / 64,655,072 Shares)                      $16.67
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income
  Fund Class B ($98,064,242 / 5,918,249 Shares)                          $16.57
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income
  Fund Class C ($13,695,471 / 821,589 Shares)                            $16.67
                                                                         ------
Net Asset Value - Delaware Decatur Equity Income
  Fund Institutional Class
  ($48,300,418 / 2,897,277 Shares)                                       $16.67
                                                                         ------

Components of Net Assets at May 31, 2002:
Shares of beneficial interest
  (unlimited authorization - no par)                             $1,199,583,863
Undistributed net investment loss                                    (1,854,526)
Accumulated net realized loss on investments                        (58,601,407)
Net unrealized appreciation of investments                           98,902,061
                                                                 --------------
Total net assets                                                 $1,238,029,991
                                                                 ==============

*Security is fully or partially on loan. See Note 7 in "Notes to Financial
 Statements".
+Non-income producing security for the period ended May 31, 2002.

Summary of Abbreviations:
  ADR - American Depositary Receipts

Net Asset Value and Offering Price per Share -
  Delaware Decatur Equity Income Fund
Net asset value Class A (A)                                              $16.67
Sales charge (5.75% of offering price, or 6.12% of
  amount invested per share) (B)                                           1.02
                                                                         ------
Offering price                                                           $17.69
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                              Delaware Decatur Equity Income Fund
of Operations                          Six Months Ended May 31, 2002 (Unaudited)

Investment Income:
  Dividends                                                                        $ 12,496,612
  Interest                                                                              209,058
  Security lending income                                                                54,728    $ 12,760,398
                                                                                   ------------    ------------


Expenses:
  Management fees                                                                     3,894,073
  Distribution expenses - Class A                                                     1,396,212
  Distribution expenses - Class B                                                       505,332
  Distribution expenses - Class C                                                        68,815
  Dividend disbursing and transfer agent fees and expenses                              790,812
  Accounting and administration expenses                                                274,500
  Registration fees                                                                      66,000
  Reports and statements to shareholders                                                 65,042
  Professional fees                                                                      35,963
  Custodian fees                                                                         33,500
  Trustees' fees                                                                         23,968
  Taxes                                                                                     500
  Other                                                                                 145,374       7,300,091
                                                                                   ------------

  Less expenses paid indirectly                                                                         (15,360)
                                                                                                   ------------
  Total expenses                                                                                      7,284,731
                                                                                                   ------------
Net Investment Income                                                                                 5,475,667
                                                                                                   ------------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments                                                                   44,252,734
  Net change in unrealized appreciation/depreciation of investments                                 (43,302,413)
                                                                                                   ------------
Net Realized And Unrealized Gain on Investments                                                         950,321
                                                                                                   ------------

Net Increase in Net Assets Resulting from Operations                                               $  6,425,988
                                                                                                   ============

See accompanying notes

Statements                                   Delaware Decatur Equity Income Fund
of Changes in Net Assets

                                                                                        Six Months                     Year
                                                                                           Ended                       Ended
                                                                                          5/31/02                     11/30/01
                                                                                        (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                               $    5,475,667                $   13,942,529
  Net realized gain on investments                                                        44,252,734                    60,199,392
  Net change in unrealized appreciation/depreciation of investments                      (43,302,413)                  (62,242,655)
                                                                                      --------------                --------------
  Net increase in net assets resulting from operations                                     6,425,988                    11,899,266
                                                                                      --------------                --------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                               (9,297,309)                  (11,383,492)
    Class B                                                                                 (483,057)                     (303,035)
    Class C                                                                                  (63,835)                      (37,067)
    Institutional Class                                                                     (459,670)                     (591,210)
                                                                                      --------------                --------------
                                                                                         (10,303,871)                  (12,314,804)
                                                                                      --------------                --------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                               16,770,349                    35,723,040
    Class B                                                                                8,354,188                    25,495,219
    Class C                                                                                2,128,810                     5,168,116
    Institutional Class                                                                    4,184,505                    10,830,752

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                7,867,598                     9,591,367
    Class B                                                                                  421,246                       263,637
    Class C                                                                                   58,791                        33,714
    Institutional Class                                                                      459,670                       591,210
                                                                                      --------------                --------------
                                                                                          40,245,157                    87,697,055
                                                                                      --------------                --------------

  Cost of shares repurchased:
    Class A                                                                              (75,521,830)                 (172,072,367)
    Class B                                                                              (10,753,641)                  (24,035,150)
    Class C                                                                               (1,876,564)                   (3,080,011)
    Institutional Class                                                                   (4,385,275)                  (15,290,828)
                                                                                      --------------                --------------
                                                                                         (92,537,310)                 (214,478,356)
                                                                                      --------------                --------------
Decrease in net assets derived from capital share transactions                           (52,292,153)                 (126,781,301)
                                                                                      --------------                --------------
Net Decrease in Net Assets                                                               (56,170,036)                 (127,196,839)

Net Assets:
  Beginning of period                                                                  1,294,200,027                 1,421,396,866
                                                                                      --------------                --------------
  End of period                                                                       $1,238,029,991                $1,294,200,027
                                                                                      ==============                ==============

See accompanying notes

Financial
     Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Delaware Decatur Equity Income Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                        Six Months
                                                          Ended
                                                         5/31/02                                 Year Ended
                                                      (Unaudited)(1)    11/30/01     11/30/00     11/30/99     11/30/98    11/30/97
Net asset value, beginning of period                       $16.730       $16.770      $17.200      $21.400      $22.580     $21.320

Income (loss) from investment operations:
Net investment income(2)                                     0.077         0.182        0.370        0.476        0.569       0.600
Net realized and unrealized gain (loss) on investments       0.002        (0.062)       0.050       (0.916)       1.811       3.940
                                                           -------       -------      -------      -------      -------     -------
Total from investment operations                             0.079         0.120        0.420       (0.440)       2.380       4.540
                                                           -------       -------      -------      -------      -------     -------

Less dividends and distributions from:
Net investment income                                       (0.139)       (0.160)      (0.378)      (0.540)      (0.490)     (0.600)
Net realized gain on investments                                --            --       (0.472)      (3.220)      (3.070)     (2.680)
                                                           -------       -------      -------      -------      -------     -------
Total dividends and distributions                           (0.139)       (0.160)      (0.850)      (3.760)      (3.560)     (3.280)
                                                           -------       -------      -------      -------      -------     -------

Net asset value, end of period                             $16.670       $16.730      $16.770      $17.200      $21.400     $22.580
                                                           =======       =======      =======      =======      =======     =======

Total return(3)                                              0.46%         0.75%        2.72%       (2.50%)      12.03%      24.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                 $1,077,970    $1,132,147   $1,258,738   $1,658,696   $1,969,181  $1,906,726
Ratio of expenses to average net assets                      1.07%         1.07%        1.12%        1.03%        0.90%       0.88%
Ratio of net investment income to average net assets         0.91%         1.06%        2.30%        2.59%        2.68%       2.87%
Portfolio turnover                                            103%          111%          77%          92%          94%         90%

(1)  Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2002 and the years ended November 30, 1999, 2000 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
     Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Delaware Decatur Equity Income Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                            Ended
                                                           5/31/02                               Year Ended
                                                       (Unaudited)(1)   11/30/01     11/30/00     11/30/99     11/30/98     11/30/97
Net asset value, beginning of period                       $16.630       $16.690      $17.120      $21.320      $22.480     $21.260

Income (loss) from investment operations:
Net investment income(2)                                     0.014         0.054        0.248        0.333        0.403       0.450
Net realized and unrealized gain (loss) on investments       0.006        (0.063)       0.059       (0.918)       1.797       3.900
                                                           -------       -------      -------      -------      -------     -------
Total from investment operations                             0.020        (0.009)       0.307       (0.585)       2.200       4.350
                                                           -------       -------      -------      -------      -------     -------

Less dividends and distributions from:
Net investment income                                       (0.080)       (0.051)      (0.265)      (0.395)      (0.290)     (0.450)
Net realized gain on investments                                --            --       (0.472)      (3.220)      (3.070)     (2.680)
                                                           -------       -------      -------      -------      -------     -------
Total dividends and distributions                           (0.080)       (0.051)      (0.737)      (3.615)      (3.360)     (3.130)
                                                           -------       -------      -------      -------      -------     -------

Net asset value, end of period                             $16.570       $16.630      $16.690      $17.120      $21.320     $22.480
                                                           =======       =======      =======      =======      =======     =======

Total return(3)                                              0.12%        (0.05%)       2.01%       (3.27%)      11.14%      23.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $98,064      $100,419      $99,266     $151,332     $169,985    $123,180
Ratio of expenses to average net assets                      1.82%         1.82%        1.88%        1.81%        1.70%       1.68%
Ratio of net investment income to average net assets         0.16%         0.31%        1.54%        1.81%        1.88%       2.07%
Portfolio turnover                                            103%          111%          77%          92%          94%         90%

(1)  Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2002 and the years ended November 30, 1999, 2000 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
     Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Delaware Decatur Equity Income Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                            Ended
                                                           5/31/02                               Year Ended
                                                       (Unaudited)(1)   11/30/01     11/30/00     11/30/99     11/30/98     11/30/97
Net asset value, beginning of period                       $16.730       $16.780      $17.220      $21.420      $22.570     $21.330

Income (loss) from investment operations:
Net investment income(2)                                     0.014         0.053        0.247        0.332        0.402       0.460
Net realized and unrealized gain (loss) on investments       0.006        (0.052)       0.050       (0.917)       1.808       3.910
                                                           -------       -------      -------      -------      -------     -------
Total from investment operations                             0.020         0.001        0.297       (0.585)       2.210       4.370
                                                           -------       -------      -------      -------      -------     -------

Less dividends and distributions from:
Net investment income                                       (0.080)       (0.051)      (0.265)      (0.395)      (0.290)     (0.450)
Net realized gain on investments                                --            --       (0.472)      (3.220)      (3.070)     (2.680)
                                                           -------       -------      -------      -------      -------     -------
Total dividends and distributions                           (0.080)       (0.051)      (0.737)      (3.615)      (3.360)     (3.130)
                                                           -------       -------      -------      -------      -------     -------

Net asset value, end of period                             $16.670       $16.730      $16.780      $17.220      $21.420     $22.570
                                                           =======       =======      =======      =======      =======     =======

Total return(3)                                              0.12%         0.02%        1.94%       (3.25%)      11.14%      23.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $13,695       $13,442      $11,372      $19,511      $23,076     $15,343
Ratio of expenses to average net assets                      1.82%         1.82%        1.88%        1.81%        1.70%       1.68%
Ratio of net investment income to average net assets         0.16%         0.31%        1.54%        1.81%        1.88%       2.07%
Portfolio turnover                                            103%          111%          77%          92%          94%         90%

(1)  Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2002 and the years ended November 30, 1999, 2000 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
     Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Decatur Equity Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months
                                                            Ended
                                                           5/31/02                               Year Ended
                                                       (Unaudited)(1)   11/30/01     11/30/00     11/30/99     11/30/98     11/30/97
Net asset value, beginning of period                       $16.730       $16.770      $17.200      $21.400      $22.570     $21.310

Income (loss) from investment operations:
Net investment income(2)                                     0.098         0.224        0.408        0.516        0.612       0.650
Net realized and unrealized gain (loss) on investments       0.001        (0.065)       0.054       (0.913)       1.808       3.930
                                                           -------       -------      -------      -------      -------     -------
Total from investment operations                             0.099         0.159        0.462       (0.397)       2.420       4.580
                                                           -------       -------      -------      -------      -------     -------

Less dividends and distributions from:
Net investment income                                       (0.159)       (0.199)      (0.420)      (0.583)      (0.520)     (0.640)
Net realized gain on investments                                --            --       (0.472)      (3.220)      (3.070)     (2.680)
                                                           -------       -------      -------      -------      -------     -------
Total dividends and distributions                           (0.159)       (0.199)      (0.892)      (3.803)      (3.590)     (3.320)
                                                           -------       -------      -------      -------      -------     -------

Net asset value, end of period                             $16.670       $16.730      $16.770      $17.200      $21.400     $22.570
                                                           =======       =======      =======      =======      =======     =======

Total return(3)                                              0.58%         1.00%        2.99%       (2.27%)      12.25%      25.02%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $48,300       $48,192      $52,020      $89,128     $243,245    $278,384
Ratio of expenses to average net assets                      0.82%         0.82%        0.88%        0.81%        0.70%       0.68%
Ratio of net investment income to average net assets         1.16%         1.31%        2.54%        2.81%        2.88%       3.07%
Portfolio turnover                                            103%          111%          77%          92%          94%         90%

(1)  Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information for the six months ended May 31, 2002 and the years ended November 30, 1999, 2000 and 2001.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

See accompanying notes

Notes                                        Delaware Decatur Equity Income Fund
     to Financial Statements                 May 31, 2002 (Unaudited)

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: the Delaware Decatur Equity Income Fund, the Delaware Diversified Value Fund, the Delaware Growth and Income Fund, and the Delaware Social Awareness Fund. These financial statements and related notes pertain to the Delaware Decatur Equity Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Delaware Decatur Equity Income Fund is to seek high current income and capital appreciation.

1.   Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution.
The amount of these expenses was approximately $15,360 for the period ended May 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended May 31, 2002. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distributions expenses are paid by Institutional Class shares.

For the period ended May 31, 2002, DDLP earned $41,701 for commissions on sales of the Fund's Class A shares.

At May 31, 2002, the Fund had liabilities payable to affiliates as follows:

     Investment management fee payable to DMC                  $54,261
     Dividend disbursing, transfer agent fees,
       accounting and other expenses payable to DSC             38,885
     Other expenses payable to DMC and affiliates               48,799

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

Notes                                        Delaware Decatur Equity Income Fund
     to Financial Statements (continued)


3.   Investments
For the period ended May 31, 2002, the Fund made purchases of $642,843,559 and sales of $703,139,533 of investment securities other than U.S. government securities and short-term investments.

At May 31, 2002, the cost of investments for federal income tax purposes was $1,132,055,147. At May 31, 2002, net unrealized appreciation was $98,902,061 of which $144,708,897 related to unrealized appreciation of investments and $45,806,836 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of May 31, 2002 of $95,490,481 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2008.

4.   Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the period ended May 31, 2002 and the year ended November 30, 2001 were as follows:

                                              May 31, 2002     November 30, 2001

Ordinary Income                               $10,303,871         $12,314,804

5.   Capital Shares
Transactions in capital shares were as follows:
                                                       Six Months       Year
                                                          Ended         Ended
                                                         5/31/02       11/30/01
                                                       (Unaudited)
Shares sold:
  Class A                                                 991,507     2,082,862
  Class B                                                 497,426     1,500,237
  Class C                                                 125,924       304,774
  Institutional Class                                     247,039       628,760

Shares issued upon reinvestment of
dividends and distributions:
  Class A                                                 466,348       593,358
  Class B                                                  25,255        16,231
  Class C                                                   3,504         2,068
  Institutional Class                                      27,230        36,600
                                                       ----------    ----------
                                                        2,384,233     5,164,890
                                                       ----------    ----------
Shares repurchased:
  Class A                                              (4,474,276)  (10,057,562)
  Class B                                                (642,206)   (1,428,067)
  Class C                                                (111,241)     (181,009)
  Institutional Class                                    (258,056)     (886,806)
                                                       ----------    ----------
                                                       (5,485,779)  (12,553,444)
                                                       ----------    ----------
Net decrease                                           (3,101,546)   (7,388,554)
                                                       ==========    ==========

6.   Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of May 31, 2002, or at any time during the period.

7.   Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at May 31, 2002 were as follows:

             Market value of                      Market value of
             securities on loan                   collateral
             ------------------                   ----------------
             $67,762,091                          $69,393,025

8.   Credit and Market Risks
The Fund may invest in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Delaware Investments
     Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund


Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)


Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund


Structured Equity Products Group

Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group

Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund


Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund


Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This semiannual report is for the information of Delaware Decatur Equity Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Decatur Equity Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and Financial
Institutions Representatives Only
800 362-7500

Web site
www.delawareinvestments.com

(6227)                                                        Printed in the USA
SA-001 [5/02] BUR 7/02                                                     J8345